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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       July 24, 1996
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                           COOPER INDUSTRIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                     Ohio
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                 (State or Other Jurisdiction of Incorporation)


        1-1175                                 31-4156620
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(Commission File Number)               (IRS Employer Identification No.)


1001 Fannin, Suite 4000, Houston, Texas                     77002
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(Address of Principal Executive Offices)                  (Zip Code)


                                  713/739-5400
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)

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Item 5   Other Events

Second Quarter 1996 Results of Operations

On July 24, 1996, the Company issued the press release attached hereto as
Exhibit 99.1 setting forth the Company's results of operations for the calendar quarter ended June 30, 1996.


Item 7  Financial Statements and Exhibits

        Exhibits

          99.1  Company Press Release Dated July 24, 1996 Titled
                "Cooper Industries Reports Second-Quarter Share Earnings Up
                13%".



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        COOPER INDUSTRIES, INC.
                                        (Registrant)



Date:               July 24, 1996           /s/ D. Bradley McWilliams
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                                        D. Bradley McWilliams
                                        Senior Vice President, Finance




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                                 EXHIBIT INDEX


Exhibit No.
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   99.1                          Company Press Release Dated July 24, 1996
                                 Titled "Cooper Industries Reports
                                 Second-Quarter Share Earnings Up 13%."




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